                                                                   EXHIBIT 10.34

================================================================================

                        PROPERTY CONTRIBUTION AGREEMENT

                                 BY AND BETWEEN

   G&L REALTY PARTNERSHIP, L.P., A DELAWARE LIMITED PARTNERSHIP, AS PURCHASER

                                      AND

         445 BEDFORD, A CALIFORNIA LIMITED LIABILITY COMPANY, AS SELLER


                           DATED AS OF JUNE 28, 1996

================================================================================

                        PROPERTY CONTRIBUTION AGREEMENT



     THIS PROPERTY CONTRIBUTION AGREEMENT (this "Agreement") is made and entered into as of June 28, 1996 by and between G&L REALTY PARTNERSHIP, L.P., a Delaware limited partnership ("Purchaser"), and 445 BEDFORD, a california limited liability company ("Seller").

                                    RECITALS

     A. Purchaser is a limited partnership, the sole general partner of which is G&L Realty Corp. a Maryland corporation ("REIT").

     B. Seller owns, as a tenant in common, an undivided interest in the real property commonly known as Tustin Hospital and more particularly described in that certain Agreement of Purchase and Sale and Escrow Instructions between Tustin Hospital, Inc. and Purchaser dated March 7, 1996 (the "Tustin Purchase Agreement").

     C. Seller desires to transfer and assign to Purchaser, and Purchaser desires to accept, all of Seller's right, title and interest in and to such real property in exchange for a total of 39,215 Units of limited partnership interest in Purchaser (the "Consideration"), on the terms and subject to the conditions set forth herein.

     NOW, THEREFORE, for and in consideration of the foregoing premises, and the mutual undertakings set forth below, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                               TERMS OF AGREEMENT

                                   SECTION 1
                                  DEFINITIONS

     The following capitalized terms not otherwise defined herein shall have the following meanings herein:

     ASSIGNMENT. The "Assignment" shall mean a Global Assignment in the form of
     ----------
EXHIBIT A attached hereto.
- ---------

     BILL OF SALE. "Bill of Sale" shall mean a Bill of Sale in the form of
     ------------
EXHIBIT B attached hereto.
- ---------

     CLOSING DATE. "Closing Date" shall be the date on which the Closing occurs.
     ------------

     CODE. "Code" shall mean the Internal Revenue Code of 1986, as amended from
     ----
time to time, and the regulations promulgated thereunder from time to time.

     CONTRACTS.  "Contracts" shall mean all written or oral management,
     ---------
architectural, engineering, leasing, insurance, bonding, construction, financing, guarantee, indemnity, service, maintenance, operating, repair, collective bargaining, employment, employee benefit, equipment leasing, supply, warranty, purchase, consulting, professional service, advertising, promotion, public relations and other contracts and commitments (excluding the Leases) in any way relating to the Property or any part thereof.


     FIRPTA AFFIDAVIT.  "FIRPTA Affidavit" shall mean an affidavit in the form
     ----------------
attached hereto as Exhibit D.


     GRANT DEED. "Grant Deed" shall mean a deed in the form attached hereto as
     ----------
EXHIBIT C.
- ---------

     LEASES.  "Leases" shall mean all lease, occupancy agreements and other
     ------
similar agreements, together with all modifications, extensions and renewals thereof, and any guarantees of any of the foregoing with respect to or demising part of the Property, as set forth on Schedule 1 hereto.


     PARTNERSHIP AGREEMENT. "Partnership Agreement" shall mean the Agreement of
     ---------------------
Limited Partnership of Purchaser, dated as of November 15, 1993, as amended and restated from time to time.


     PERMITTED EXCEPTIONS.  "Permitted Exceptions" shall mean (i) exceptions to
     --------------------
the title contained in the pro forma title policy for the Property prepared by the Title Company and approved in writing by Purchaser and (ii) the Leases.

     PROPERTY. "Property" shall mean the Real Property, Improvements and
     --------
Personal Property as defined in the Tustin Purchase Agreement.


     PURCHASER. "Purchaser" shall have the meaning set forth in the first
     ---------
paragraph of this Agreement.


     SECURITIES ACT. "Securities Act" shall mean the Securities Act of 1933, as
     --------------
amended, and the regulations promulgated thereunder from time to time.


     SELLER. "Seller" shall have the meaning set forth in the first paragraph of
     ------
this Agreement.


     TITLE COMPANY. "Title Company" shall mean a title company of Purchaser's
     -------------
choosing which is engaged in the business of issuing title policies.


     TUSTIN PURCHASE AGREEMENT. "Tustin Purchase Agreement" shall have the
     -------------------------
meaning set forth in the recitals to this Agreement.


     UNITS. "Units" shall mean units of limited partnership interest in
     -----
Purchaser.

                                   SECTION 2
                                  CONTRIBUTION

     At the closing of the transactions contemplated by this Agreement, subject to the terms and conditions of this Agreement, Seller shall assign, transfer, convey and deliver to Purchaser all of its right, title and interest in the Property.

                                   SECTION 3
                             TERMS OF CONTRIBUTION

     3.1  CONSIDERATION. In exchange for the Property, Purchaser shall deliver
          -------------
to Seller the Consideration.


     3.2  MANNER OF DELIVERY.  At the Closing, Purchaser shall deliver or cause
          ------------------
to be delivered to Seller or its agent the Consideration for the Seller. If any fractional interest in Units otherwise would be deliverable as a portion of the Consideration, Purchaser shall deliver in cash an amount equal to the value of such fractional interest.


     3.3  CERTIFICATES.  The certificates representing the Consideration shall
          ------------
be issued pursuant to and in compliance with the terms of the Partnership Agreement and shall, among other things, bear the restrictive legends provided for on Exhibit E hereto.
       ---------

                                   SECTION 4
                         REPRESENTATIONS AND WARRANTIES


     4.1  REPRESENTATIONS AND WARRANTIES OF PURCHASER TO SELLER. Purchaser
          -----------------------------------------------------
hereby represents and warrants to and covenants with Seller that:

          4.1.1  AUTHORITY. Each of Purchaser and REIT is duly organized,
                 ---------
validly existing and in good standing under the laws of the state of its organization or incorporation, as applicable, will be duly qualified and in good standing as a foreign corporation or limited partnership, as applicable, in the State of California on the Closing Date and has the power to own all of its properties and assets and to carry on its business as presently conducted. The execution, delivery and performance of this Agreement, and all agreements contemplated hereby have been duly and validly authorized by all necessary action of Purchaser and this Agreement and all agreements contemplated hereby are valid and binding obligations of Purchaser, enforceable against Purchaser in accordance with their respective terms.

          4.1.2  STATUS OF PARTNERSHIP AGREEMENT. The Partnership Agreement is
                 -------------------------------
in full force and effect, and there are no dissolution, termination or liquidation proceedings pending or contemplated with respect to Purchaser or REIT.


          4.1.3  UNITS. The Units forming part of the Consideration, when
                 -----
issued, will be duly authorized, validly issued, fully paid and non-assessable, and will not be issued in violation of any preemptive rights. The Units forming part of the Consideration, when issued, will have been issued in compliance with applicable law and the Partnership Agreement. At the Closing, upon receipt of the Consideration, Purchaser will have transferred the Units forming part of the

Consideration to Seller free and clear of all security interests, mortgages, pledges, liens, encumbrances, claims and equities. The issuance of the Units to Seller at the Closing will not require any governmental approval except any such governmental approval that shall have been obtained on or prior to the Closing, and except for the listing on the New York Stock Exchange of shares of the Common Stock of the REIT into which such Units may be converted. Assuming the accuracy of the representations of Seller hereunder as of the Closing, the issuance of the Units to Seller at the Closing by Purchaser is exempt from registration under the Securities Act.

     4.2  REPRESENTATIONS AND WARRANTIES OF SELLER TO PURCHASER. Seller
          -----------------------------------------------------
represents and warrants to and covenants with Purchaser that:


          4.2.1  KNOWLEDGE. Seller has no knowledge, as of the date hereof and
                 ---------
as of the Closing, of any facts which would indicate that any of the representations and warranties of Tustin Hospital, Inc. made in the Tustin Purchase Agreement are not true and correct.

          4.2.2  AUTHORITY. Seller is duly organized, validly existing and in
                 ---------
good standing under the laws of the state of its organization and has the power to own all of its properties and assets and to carry on its business as presently conducted. The execution, delivery and performance of this Agreement and all agreements contemplated hereby have been duly and validly authorized by all necessary action of Seller, and this Agreement and all agreements contemplated hereby are valid and binding obligations of Seller, enforceable against Seller in accordance with their respective terms.


          4.2.3  PROPERTY. Seller owns, as tenant in common, an undivided
                 --------
interest in the Property, and at the Closing will transfer such interest to Purchaser free and clear of all security interests, mortgages, pledges, liens, encumbrances, claims and equities.


          4.2.4  INVESTMENT INTENT.  Seller is acquiring Units in Purchaser as
                 -----------------
the Consideration for the undersigned's own account for the purpose of investment and not as a nominee or agent for any person, and not with a view to the resale, pledge or distribution thereof, except that Seller anticipates distributing the Units to Seller's beneficial owners, Messrs. Daniel M. Gottlieb and Steven D. Lebowitz, subsequent to the closing.

                                   SECTION 5
                 CONDITIONS TO PURCHASER'S OBLIGATION TO CLOSE

     The obligation of Purchaser to close hereunder shall be subject to the timely satisfaction of the following conditions unless waived by Purchaser in its sole and absolute discretion:

     5.1  REPRESENTATIONS AND WARRANTIES TRUE AT CLOSING.  The representations
          ----------------------------------------------
and warranties made by Seller in this Agreement shall be true in all material respects as of the Closing with the same effect as though such representations and warranties had been made or given at the Closing.

     5.2   COMPLIANCE WITH AGREEMENT. Seller shall have performed and complied
           -------------------------
in all respects with its respective obligations under this Agreement which are to be performed or complied with by it prior to or at the Closing.

     5.3  TITLE POLICY.  Purchaser shall have received from the Title Company,
          ------------
at Purchaser's expense, an unconditional commitment to issue to Purchaser at Closing, an owner's title policy on standard ALTA Form B (1970), in form and substance acceptable to Purchaser with respect to the Property, subject only to the Permitted Exceptions (the "Title Policy").

     5.4  GRANT DEED. Seller shall have delivered to Purchaser a Grant Deed,
          ----------
duly executed by Seller in recordable form, and such documents and instruments as may be necessary to place title to the Property in the state required to allow Title Company to issue the Title Policy required by Purchaser.

     5.5  GLOBAL ASSIGNMENT.  Seller shall have delivered to Purchaser a Global
          -----------------
Assignment, in the form attached hereto as EXHIBIT A, duly executed by Seller in
                                           ---------
recordable form.

     5.6 BILL OF SALE. Seller shall have delivered to Purchaser a Bill of Sale,
         ------------
in the form attached hereto as EXHIBIT B, duly executed by seller in recordable
                               ---------
form.

     5.6  FIRPTA AFFIDAVIT. Seller shall have delivered to Purchaser a FIRPTA
          ----------------
Affidavit in the form attached hereto as EXHIBIT D, duly executed by Seller.
                                         ---------

     5.7  SECURITIES LAW COMPLIANCE. Seller shall execute any additional
          -------------------------
documents or instruments that are necessary or desirable in order to comply with the Securities Act or state securities or "Blue Sky" laws or that are otherwise reasonably requested by Purchaser.

                                    SECTION 6
                   CONDITIONS TO SELLER'S OBLIGATION TO CLOSE

     The obligation of Seller to close hereunder shall be subject to satisfaction of the following conditions in favor of Seller unless waived by Seller.

     6.1  REPRESENTATIONS AND WARRANTIES TRUE AT CLOSING.  The representations
          ----------------------------------------------
and warranties made by Purchaser in this Agreement shall be true in all material respects as of the Closing with the same effect as though such representations and warranties had been made or given at the Closing.

     6.2  COMPLIANCE WITH AGREEMENT. Purchaser shall have performed and complied
          -------------------------
in all respects with all its obligations under this Agreement which are to be performed or complied with by it prior to or at the Closing.

     6.3  FURTHER ASSURANCES. Purchaser, at the request of Seller, shall have
          ------------------
finished, executed, and delivered such documents, instruments, certificates, notices, or other further assurances as Seller shall reasonably request as necessary to effect complete consummation of this Agreement and the transactions contemplated by this Agreement.

                                    SECTION 7
                                     CLOSING

     7.1  TIME AND PLACE. The Closing shall take place on June 28, 1996, or at
          --------------
such other date and time as the parties may agree.

     7.2  POST-CLOSING COVENANTS.
          ----------------------

          (a) After the Closing, each party, at the request of the other party, shall furnish, execute, and deliver such documents, instruments, certificates, notices, or other further assurances as such requesting party shall reasonably request as necessary to effect complete consummation of this Agreement.

          (b) Purchaser and Seller shall promptly pay to the party entitled thereto any sums due as a result of any adjustments to prorations as set forth in Section 8.1 hereof.

          (c) Prior to transferring the Units issued by Seller hereunder to Messrs. Gottlieb and Lebowitz, Seller shall deliver to Purchaser an investment representation letter executed by each of Messrs. Gottlieb and Lebowitz which shall contain substantially the representation set forth in Section 4.2.4 and such additional provisions related thereto as Purchaser may reasonably request that are necessary or desirable in order to comply with the Securities Act or State Securities or "Blue Sky" laws.

                                   SECTION 8
                     CLOSING ADJUSTMENTS AND RELATED ITEMS

     8.1  CLOSING COSTS. All closing costs and expenses of the parties in
          -------------
connection with the transactions contemplated hereby shall be borne by Purchaser; provided, however, each party shall bear the fees and expenses of their respective counsel.

     8.2   PRORATIONS. At the Closing, all revenues and charges relating to the
           ----------
Property that are customarily prorated in transfers of real property, including but not limited to periodic charges payable or receivable with respect to the Property, shall be prorated between Purchaser and Seller in cash as the Parties hereto shall agree.

                                   SECTION 9
              FAILURE OF SELLER TO PERFORM; TERMINATION; NO WAIVER

      9.1   PURCHASER'S REMEDIES. If Seller shall default in the performance of
            --------------------
its obligations under this Agreement to Purchaser, then Purchaser shall have the right to either (i) institute an action against seller for all damages suffered by Purchaser, including without limitation, the loss of its bargain, or (ii) institute an action for specific performance to enforce Seller's obligation under this Agreement to convey title to the Property and for incidental damages.

      9.2   NO WAIVER. Nothing contained in this Agreement shall be deemed or
            ---------
construed to be a waiver of any right which Seller may have to institute an action against Purchaser under the Securities Act or any other law or statute, under common law, or in equity.

                                   SECTION 10
                                 MISCELLANEOUS

     10.1  COUNTERPARTS. This Agreement may be executed in one or more
           ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


     10.2  GOVERNING LAW. This Agreement shall be governed by the internal laws
           -------------
of the State of California, without regard to the choice of laws provisions thereof.


     10.3  ENTIRE AGREEMENT. This Agreement (including the Exhibits hereto)
           ----------------
embodies the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, representations, warranties, covenants, or undertakings other than those expressly set forth or referred to herein. This Agreement supersedes any and all prior agreements and understandings between the parties with respect to such subject matter.

     10.4  AMENDMENT. This Agreement may be amended only in a writing signed by
           ---------
the parties to be bound by such amendment.

     10.5  WAIVER. No waiver shall be effective against a party unless it is in
           ------
a writing signed by that party.

     10.6  SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of
           ----------------------
and be binding upon the parties hereto and their respective successors and assigns. Neither party hereto shall assign its rights and responsibilities under this Agreement without the prior written consent of the other party hereto. No assignment by either party shall release or relieve any party from liability hereunder.

     10.7  TIME OF THE ESSENCE. Time is of the essence with respect to this
           -------------------
Agreement.

     10.8  ATTORNEYS' FEES. In the event of a dispute arising out of the
           ---------------
interpretation or enforcement of this Agreement, or a declaration of rights hereunder, or enforcement of any judgment of any judicial or non-judicial body with respect to the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees and expenses.

     10.9  NOTICES. Any notice or other communications required or permitted to
           -------
be given hereunder shall be in writing and mailed postage prepaid by certified or registered mail, return receipt requested, sent by personal delivery, overnight courier or by telecopy to the appropriate address or telephone number specified below, or at such other place or telecopy number as any party may, from time to time, designate in a written notice given to the others in the manner specified herein. Notices or other communications shall be effective when actually received.


     Seller:                   445 BEDFORD
                               439 N. Bedford Drive
                               Beverly Hills, California 90210
                               Attn: Steven D. Lebowitz

     Purchaser:                G&L REALTY PARTNERSHIP, L.P.
                               439 N. Bedford Drive
                               Beverly Hills, California 90210
                               Attn: Steven D. Lebowitz

     10.10  HEADINGS. The headings in this Agreement are intended solely for
            --------
convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

     10.11  SEVERABILITY.  The invalidity or unenforceability of any provision
            ------------
of this Agreement shall not impair the validity or enforceability of any other provision.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                              "PURCHASER"

                              G&L REALTY PARTNERSHIP, L.P.,
                              a Delaware limited partnership

                              BY:  G&L REALTY CORP., a Maryland
                                   corporation General Partner

                                    By: /s/ Steven D. Lebowitz
                                        ----------------------
                                    Name:  Steven D. Lebowitz
                                    Title: President


                              "SELLER"

                              445 BEDFORD, a California limited
                              liability company

                              By: /s/ Steven D. Lebowitz
                                  ----------------------
                                  Steven D. Lebowitz

                              Name:  Steven D. Lebowitz

                              Title:  Manager

                        INDEX TO EXHIBITS AND SCHEDULES

Exhibit A           Global Assignment

Exhibit B           Bill of Sale

Exhibit C           Grant Deed

Exhibit D           FIRPTA Affidavit

Schedule 1          List of Leases

                                   EXHIBIT A

                               GLOBAL ASSIGNMENT

     FOR VALUABLE CONSDERATION, the receipt and sufficiency of which are hereby acknowledged, 445 BEDFORD, a California limited liability company ("Assignor"), does hereby assign, transfer and set over unto G&L REALTY PARTNERSHIP, L.P., a Delaware limited partnership ("Assignee"), all of Assignor's right, title, claim, estate and interest in and to (i) any and all intangible personal property owned by Assignor which relates in any manner to or arises from or in connection with the Real Property, as such term is defined in that certain Agreement of Purchase and Sale and Escrow Instructions between Tustin Hospital, Inc. and Assignee, dated March 7, 1996, the improvements thereon (the "Improvements") or personal property located thereon or associated therewith (the "Personal Property"), including without limitation the name "Tustin Hospital", (ii) any and all Contracts affecting the Real Property, Improvements or Personal Property, (iii) all of the Assignor's right, title, interest, claim and estate in and to all leases, occupancy agreements and other similar agreements, together with all modifications, extensions and renewals thereof, and any guarantees of any of the foregoing (collectively, the "Leases") which demise any part of the Real Property or the Improvements, (iv) any and all other property, rights in or to property and contractual rights which Assignor may have which are necessary or useful in connection with, or otherwise affect or relate to, the acquisition, development, improvement, holding, use, operation, maintenance, leasing or sale of the Real Property, Improvements or Personal Property, including, but not limited to, any and all plans, specifications, subdivision maps and filings with respect thereto, applications, entitlements, licenses and entitlements, subdivision or other bonds, engineering or soil reports, surveys, maps, correspondence, inspection reports, management reports, marketing reports, marketing displays and brochures, all contract rights, warranties from contractors, architects, engineers and material and labor suppliers whether written or implied, all insurance policies, proceeds and unearned premiums, all books and records, all claims, choses in action, judgments, remedies, damages and causes of action, all leases, easements, licenses and rights of way, occupancy or use agreements and all other documents affecting or relating to the Real Property, Improvements or Personal Property, and (iv) any and all other intangibles, warranties, guarantees, permits, maps, surveys, entitlements and other intangible rights of any type or nature relating to any or all of the Real Property, Improvements or Personal Property (collectively, the items described above are referred to herein as the "Assigned Property"); provided, however, that the Assigned Property shall not include any deposits and reimbursements, any water development fee refunds with respect to the period prior to the Closing (as defined in that certain Property Contribution Agreement dated as of June 28, 1996, by and between Assignee, as "Purchaser," and Assignor, as "Seller") and any property tax refunds with respect to the period prior to the Closing.

     Assignee hereby assumes and agrees to perform, as and when due, all of Assignor's obligations under or with respect to the Assigned Property.

     Assignee hereby assumes and agrees to perform, as and when due, all of Assignor's obligations under or with respect to the Leases.

     Assignor has conveyed the Property to Assignee by grant deed of even date herewith.

     Assignor covenants and agrees with Assignee to hereafter furnish to Assignee such further assignments and consents as Assignee may reasonably require in furtherance of this Assignment or to carry out the intent hereof.

     This Assignment shall be binding on Assignor, Assignee and their respective legal representatives, successors and assigns.

     In the event any action or suit is brought by a party hereto against another party hereto by reason of any breach of any of the covenants, conditions, agreements or provisions on the part of such other party arising out of this Assignment, the prevailing party shall be entitled to have and recover of and from the other party all costs and expenses of the action or suit, including reasonable attorneys' fees.

     This Assignment may be executed in counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument.

     IN WITNESS WHEREOF, this Assignment has been executed as of June 28, 1996.

                              "Assignor"

                              445 BEDFORD, a California limited liability company

                              By:
                                  -------------------------

                              Name:  Steven D. Lebowitz

                              Title:  Manager


                              "Assignee"

                              G&L REALTY PARTNERSHIP, L.P., a Delaware limited partnership

                              By: G&L Realty Corp., a Maryland corporation, General Partner

                                   By:
                                      ------------------------

                                   Name:  Steven D. Lebowitz

                                   Title:  President

STATE OF CALIFORNIA      )
                         ) SS:
COUNTY OF LOS ANGELES    )

     On June    1996, before me, a Notary Public in and for said State,
            --,
personally appeared Steven D. Lebowitz, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.


WITNESS my hand and official seal.

- --------------------------------------
Print Name
          ----------------------------
My Commission Expires -
                       ---------------

(Seal)



STATE OF CALIFORNIA      )
                         ) SS:
COUNTY OF LOS ANGELES    )

     On June    1996, before me, a Notary Public in and for said State,
            --,
personally appeared Steven D. Lebowitz, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.


WITNESS my hand and official seal.

- --------------------------------------
Print Name
           ---------------------------
My Commission Expires -
                       ---------------
(Seal)

                                   EXHIBIT B
                                   ---------

                                  BILL OF SALE

     FOR VALUABLE CONSDERATION, the receipt and sufficiency of which are hereby acknowledged, 445 BEDFORD, a California limited liability company ("Transferor"), hereby transfers, conveys and assigns to G&L REALTY PARTNERSHIP, L.P., a Delaware limited partnership ("Transferee"), its successors and assigns forever, any and all tangible personal property owned by Transferor and located on or about or used in connection with the Property, as such term is defined in that certain Property Contribution Agreement dated June 28, 1996 between Transferor and Transferee or any improvements thereon, including, but not limited to, fixtures, furniture, furnishing, tools, machinery appliances and other apparatus and equipment, plans, specifications, operational handbooks, machinery and/or equipment, operational instructions and/or specifications, surveys, drawings, business records and the personal property listed on any schedule which may be attached hereto (collectively, the "Transferred Property").

     Transferor covenants and agrees with Transferee to hereafter furnish to Transferee such further conveyance documents and consents as Transferee may reasonably require in furtherance of this Bill of Sale or to carry out the intent hereof.

     This Bill of Sale shall be binding on Transferor, and its legal representatives, successors and assigns.

     In the event any action or suit is brought by a party hereto against another party hereto by reason of any breach of any of the covenants, conditions, agreements or provisions on the part of such other party arising out of this Bill of Sale, the prevailing party shall be entitled to have and recover of and from the other party all costs and expenses of the action or suit, including reasonable attorneys' fees.

     Dated: June 28, 1996.

                                  "Transferor"

                                  445 BEDFORD, a California limited liability company

                                  By:
                                      -----------------------------------------

                                  Name:  Steven D. Lebowitz

                                  Title:  Manager

                                   EXHIBIT C
                                   ---------

                                   GRANT DEED


RECORDING REQUESTED BY
AND WHEN RECORDED RETURN TO:
Quentin Thompson
G&L Realty Partnership, L.P.
439 North Bedford Drive
Beverly Hills, CA 90210


MAIL TAX STATEMENTS TO:
Quentin Thompson
G&L Realty Partnership, L.P.
439 North Bedford Drive
Beverly Hills, CA 90210

==============================================================================
                   (Space Above This Line For Use By Recorder)


                                   GRANT DEED
                                   ----------

     FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, 445 BEDFORD, a California limited liability company ("Grantor"), hereby grants to G&L REALTY PARTNERSHIP, L.P., a Delaware limited partnership ("Grantee"), all of Grantor's undivided right, title and interest in that certain real property located in the County of Orange, State of California and more particularly described in Exhibit A attached hereto and incorporated
                                   ---------
herein by this reference (the "Property"), together with all improvements located thereon and all rights, privileges, easements and appurtenances of Grantor appertaining to the Property and all right, title and interest of Grantor in, to and under adjoining streets, rights of way and easements.

     This conveyance is made subject to all matters shown in Schedule B of Chicago Title Insurance Company Policy of Title Insurance, dated June 14, 1996.

     IN WITNESS WHEREOF, Grantor has executed this Grant Deed as of
June   ,1996.
    ---

Transfer Tax shown on separate document
pursuant to Revenue and Taxation Code (S) 11932.
APN
    -------------------

                                   "Grantor"

                                   445 BEDFORD, a California limited liability company

                                   By:
                                       ----------------------------------------
                                   Its:
                                       ----------------------------------------

STATE OF CALIFORNIA     )
COUNTY OF LOS ANGELES   )SS:
                        )
On June ___ 1996, before me, a Notary Public in and for said State, personally appeared Steven D. Lebowitz, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

                                     (SEAL)
- -------------------------------------

STATEMENT OF TAX DUE AND REQUEST THAT TAX DECLARATION NOT BE
MADE A PART OF THE PERMANENT RECORD IN THE OFFICE OF THE COUNTY
RECORDER PURSUANT TO SECTION 11932 REVENUE AND TAXATION CODE.


REGISTRAR-RECORDER
COUNTY OF ORANGE


The request is hereby made in accordance with the provisions of the Documentary Transfer Tax Act that the amount of tax due not be shown on the original document which names:


445 BEDFORD, A CALIFORNIA LIMITED LIABILITY COMPANY
- -------------------------------------------------------------------------------
(Name of Grantor)
                                      and

G&L REALTY PARTNERSHIP, L.P.
- -------------------------------------------------------------------------------
(Name of Grantee)
Property described in the attached document is located in the city of:


Tustin, County of Orange
- -------------------------------------
(Name of City or Unincorporated area)

The amount of tax due on the attached document is $
                                                   ----------------------------

- -  Computed on full value of property conveyed.
                                       OR
X  Computed on full value less liens and encumbrances remaining at time of sale.
- -

- ------------------------------------
Signature of Declarant or Agent


- ------------------------------------
Name of Company or Firm


NOTE: After the permanent record is made, this form will be affixed to the conveying document and returned with it.

                                   EXHIBIT D
                                   ---------

                                FIRPTA AFFIDAVIT

     445 BEDFORD, a California limited liability company ("Transferor"), is the transferor of an interest in that certain real property located in the City of Tustin, County of Orange, State of California and more particularly described in that certain Agreement of Purchase and Sale and Escrow Instructions between Tustin Hospital, Inc. and G&L Realty Partnership, L.P., dated March 7, 1996 (the "Property").

     Section 1445 of the Internal Revenue Code of 1986 (the "Code") provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform the transferee that withholding of tax will not be required in connection with the disposition of the Property pursuant to that certain Property Contribution Agreement dated as of June 28, 1996, by and between Transferor, as a "Seller," and G&L REALTY PARTNERSHIP, L.P., a Delaware limited partnership, as "Purchaser," Transferor hereby certifies the following:

     1. Transferor is not a foreign corporation, foreign partnership, foreign trust or foreign estate, as those terms are defined in the Code and the regulations promulgated thereunder;

     2.  The U.S. employer identification number of Transferor is 95-4557581;

     3. The address of Transferor is 439 N. Bedford Drive, Beverly Hills, California.

     It is understood that this certificate may be disclosed to the Internal Revenue Service and that any false statement contained herein could be punished by fine, imprisonment, or both.

     Under penalties of perjury I declare that I have examined the foregoing certification and, to the best of my knowledge and belief, it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Transferor.

Dated: June 28, 1996

                                  "Transferor"

                                  445 BEDFORD, a California limited liability company

                                  By:
                                     --------------------------------------
                                  Name:  Steven D. Lebowitz

                                  Title:  Manager

                                   EXHIBIT E
                                   ---------

                           [Unit Certificate Legend]